                                                                      Exhibit 32

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the filing of the Amendment No. 1 to the Quarterly Report on Form 10-Q/A of Pro-Fac Cooperative, Inc. for the fiscal quarter ended September 27, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Stephen R. Wright, General Manager and Secretary of Pro-Fac Cooperative, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or
Section 15(d), as applicable, of the Securities Exchange Act of 1934, and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Pro-Fac Cooperative, Inc.


Dated: May 17, 2004                               /s/ Stephen R. Wright
                                         ---------------------------------------
                                              General Manager and Secretary
                                            (Principal Executive Officer and
                                              Principal Financial Officer)